Exhibit 99.2

Focus Financial Partners Inc. Second Quarter 2021 Earnings Release Supplement August 5, 2021

2 Disclaimer Special Note Regarding Forward - Looking Statements Some of the information in this presentation may contain forward - looking statements . Forward - looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events . Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “continue,” “will” and similar expressions are used to identify forward - looking statements . They can be affected by assumptions used or by known or unknown risks or uncertainties . Consequently, no forward - looking statements can be guaranteed . When considering these forward - looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation . Actual results may vary materially . You are cautioned not to place undue reliance on any forward - looking statements . You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties . Factors that could cause our actual results to differ materially from the results contemplated by such forward - looking statements include the impact and duration of the outbreak of the novel coronavirus, fluctuations in wealth management fees, our reliance on our partner firms and the principals who manage their businesses, our ability to make successful acquisitions, unknown liabilities of or poor performance by acquired businesses, harm to our reputation, our inability to facilitate smooth succession planning at our partner firms, our inability to compete, our reliance on key personnel, our inability to attract, develop and retain talented wealth management professionals, our inability to retain clients following an acquisition, write down of goodwill and other intangible assets, our failure to maintain and properly safeguard an adequate technology infrastructure, cyber - attacks, our inability to recover from business continuity problems, inadequate insurance coverage, the termination of management agreements by management companies, our inability to generate sufficient cash to service all of our indebtedness, the failure of our partner firms to comply with applicable U . S . and non - U . S . regulatory requirements, legal proceedings and governmental inquiries and certain other factors . All forward - looking statements are expressly qualified in their entirety by the foregoing cautionary statements . Our forward - looking statements speak only as of the date of this presentation or as of the date as of which they are made . Except as required by applicable law, including federal securities laws, we do not intend to update or revise any forward - looking statements . Non - GAAP Financial Measures Adjusted EBITDA is a non - GAAP measure . Adjusted EBITDA is defined as net income (loss) excluding interest income, interest expense, income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, depreciation and other amortization, non - cash equity compensation expense, non - cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, other expense/income, net, impairment of equity method investment, management contract buyout, delayed offering cost expense, secondary offering expenses and other one time transaction expenses . We believe that Adjusted EBITDA, viewed in addition to and not in lieu of, our reported GAAP results, provides additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following : ( i ) non - cash equity grants made to employees or non - employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time ; stock - based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods ; the non - cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired ; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance . We use Adjusted EBITDA ( i ) as a measure of operating performance, (ii) for planning purposes, including the preparation of budgets and forecasts, (iii) to allocate resources to enhance the financial performance of our business, and (iv) to evaluate the effectiveness of our business strategies . Adjusted EBITDA does not purport to be an alternative to net income (loss) or cash flows from operating activities . The term Adjusted EBITDA is not defined under GAAP, and Adjusted EBITDA is not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP . Therefore, Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are : ( i ) Adjusted EBITDA does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs, and (iii) Adjusted EBITDA does not reflect the interest expense on our debt or the cash requirements necessary to service interest or principal payments . In addition, Adjusted EBITDA can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments . We compensate for these limitations by relying also on the GAAP results and using Adjusted EBITDA as supplemental information . We analyze our performance using Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share . Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are non - GAAP measures . We define Adjusted Net Income Excluding Tax Adjustments as net income (loss) excluding income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, non cash equity compensation expense, non cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, management contract buyout, if any, delayed offering cost expense, secondary offering expenses and other one time transaction expenses . The calculation of Adjusted Net Income Excluding Tax Adjustments also includes adjustments to reflect a pro forma 27 % income tax rate reflecting the estimated U . S . Federal, state, local and foreign income tax rates applicable to corporations in the jurisdictions we conduct business . We believe that Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share, viewed in addition to and not in lieu of, our reported GAAP results, provide additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following : ( i ) non - cash equity grants made to employees or non - employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time ; stock - based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods ; the non - cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired ; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance . Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not purport to be an alternative to net income (loss) or cash flows from operating activities . The terms Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are not defined under GAAP, and Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP . Therefore, Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are : ( i ) Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not reflect changes in, or cash requirements for, working capital needs, and (iii) Other companies in the financial services industry may calculate Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share differently than we do, limiting its usefulness as a comparative measure . In addition, Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments . We compensate for these limitations by relying also on the GAAP results and use Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share as supplemental information . To supplement our statements of cash flows presented on a GAAP basis, we use non - GAAP liquidity measures on a trailing 4 - quarter basis to analyze cash flows generated from our operations . We consider Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation to be liquidity measures that provide useful information to investors about the amount of cash generated by the business and are two factors in evaluating the amount of cash available to pay contingent consideration, make strategic acquisitions and repay outstanding borrowings . Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation do not represent our residual cash flow available for discretionary expenditures as they do not deduct our mandatory debt service requirements and other non - discretionary expenditures . We define Adjusted Free Cash Flow as net cash provided by operating activities, less purchase of fixed assets, distributions for unitholders and payments under tax receivable agreements (if any) . We define Cash Flow Available for Capital Allocation as Adjusted Free Cash Flow plus the portion of contingent consideration paid which is classified as operating cash flows under GAAP . Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation are not defined under GAAP and should not be considered as alternatives to net cash from operating, investing or financing activities . In addition, Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation can differ significantly from company to company .

Table of Contents 3 Pages Long - Term Growth Trends 4 - 8 Second Quarter 2021 Recap 9 - 18 Third Quarter 2021 Outlook 19 - 20 Leverage 21 - 24 Cash Flows 25 - 27 Appendix 28 - 32

Long - Term Growth Trends 4

$45.9 $46.7 $45.8 $57.8 $68.7 $75.2 $39.7 $336.5 $438.8 $617.1 $853.0 $1,149.7 $1,286.1 $779.8 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q2 21 YTD 88.0% 90.4% 93.1% 93.6% 94.4% 94.5% 95.2% Wealth Management Fees Allocation ($ in millions (3) , % of Revenues) 1. Non - GAAP financial measure. See Appendix for reconciliations. 2. Calculated as Adjusted EBITDA divided by revenues. 3. The sum of wealth management fees and other revenues as presented in this chart may not agree to total revenues as presented due to rounding. Strong and Sustained Revenue and Adjusted EBITDA Growth… 5 Revenues ($ in millions) Adjusted EBITDA (1) ($ in millions) Adjusted EBITDA Margin (2) (% o f Revenues) Wealth management fees Other revenues $382.3 $485.4 $662.9 $910.9 $1,218.3 $1,361.3 $819.5 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q2 21 YTD CAGR: 28.9% $75.4 $103.0 $145.2 $203.4 $269.8 $321.8 $208.8 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q2 21 YTD CAGR: 33.7% 19.7% 21.2% 21.9% 22.3% 22.1% 23.6% 25.5% FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q2 21 YTD Margin: +3.9%

1. Non - GAAP financial measure. See Appendix for reconciliations. 2. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for t ax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where the Company received a step - up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15 - year period. Due to the Company’s acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is identified to show the full economic benefit of deduction s f or acquired intangible assets with the step - up in tax basis. … Drives Strong Bottom - Line Performance Enhanced by a Tax Efficient Structure 6 Adjusted Net Income Excluding Tax Adjustments (1) ($ in millions) ANI Excluding Tax Adjustments Per Share (1) Tax Adjustments (2) ($ in millions) Tax Adjustments Per Share (1) $44.2 $56.6 $70.5 $102.5 $146.7 $195.6 $131.2 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q2 21 YTD CAGR: 34.6% $8.1 $12.0 $16.2 $22.8 $31.9 $37.3 $21.5 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q2 21 YTD CAGR: 35.8% $0.62 $0.78 $0.98 $1.42 $1.96 $2.46 $1.62 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q2 21 YTD CAGR: 31.7% $0.11 $0.17 $0.23 $0.32 $0.42 $0.47 $0.27 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q2 21 YTD CAGR: 33.7%

1. The weightings are based on the June 30, 2021 LTM revenues of the respective partner firms. 2. Inception means first full four quarters as a Focus partner firm and reflects activity through all market cycles during that tim e. The analysis includes the 63 firms since inception (out of the 74 firms) that have been with us for at least 2 years as of June 30, 2021 in order to determine a baseline revenue growth rate. If Focus partner firms merged together, their financials have been combined. 3. The 63 partner firms have been with Focus for a weighted average of ~7 years and a median period of ~5 years. 6.7% 14.4% 9.6% 8.3% 15.1% 13.7% Firms that have not completed a merger (26 firms) Firms that have completed at least one merger (37 firms) Entire portfolio of 63 partner firms Revenue CAGR Since Inception (2) Median Revenue CAGR Weighted Average Revenue CAGR Mergers Substantially Accelerate Our Partner Firms’ Revenue Growth 7 ▪ Partner firms who grow through mergers in addition to traditional client acquisition strategies have transformed their businesses through accelerated growth. ▪ Mergers enable efficient access to large pools of client assets, new spheres of influence, distribution channels and exceptional advisor talent. 63 partner firms (3) represented ~93% of our Q2 2021 LTM revenues (1) (1) (1)

Organic Revenue Trend Demonstrates Strong Partner Firm Revenue Growth and Resilience ▪ Organic growth has been consistently strong, with an average of 14.5% over the last 16 quarters 1. Organic revenue growth represents the period - over - period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus's partner firms, including Connectus , and partner firms that have merged, that for the entire periods presented are included in Focus's consolidated statements of operations for the entire periods presented. Focus believes these growth statistics are us eful in that they present full - period revenue growth of partner firms on a ‘‘same store’’ basis exclusive of the effect of the partial period results of partner fi rms that are acquired during the comparable periods. 8 14.4% 17.9% 17.6% 16.7% 9.7% 10.7% 7.7% 18.0% 22.4% 25.2% 21.2% (0.3%) 2.4% 7.3% 12.2% 28.8% -30% -20% -10% 0% 10% 20% 30% Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Quarterly Organic Revenue Growth (1) Percentage Organic Revenue Growth Quarterly Average: 14.5% Average: 14.5%

Second Quarter 2021 Recap 9

Robust Year - Over - Year Financial Performance Despite Pandemic Uncertainties 10 Adjusted Net Income Excluding Tax Adjustments (1) ($ in millions) 1. Non - GAAP financial measure. See Appendix for reconciliations. 2. Refer to footnote 2 on slide 6. Revenues ($ in millions) Adjusted EBITDA (1) ($ in millions) ANI Excluding Tax Adjustments Per Share (1) Tax Adjustments (2) ($ in millions) Tax Adjustments Per Share (1) $313.1 $425.4 Q2 2020 Q2 2021 35.8% $74.8 $107.8 Q2 2020 Q2 2021 44.2% $45.1 $67.8 Q2 2020 Q2 2021 50.3% $9.2 $11.0 Q2 2020 Q2 2021 20.3% $0.59 $0.84 Q2 2020 Q2 2021 42.4% $0.12 $0.14 Q2 2020 Q2 2021 16.7%

▪ Adjusted EBITDA: (2) $107.8 million, +44.2% year - over - year growth ▪ Adjusted EBITDA margin: (3) 25.3% ▪ Adjusted EBITDA attributable to new partner firm closings: $3.0 million* ▪ Acquired Base Earnings: (4) $10.3 million * Relates to the closing of Prairie Capital Management and Rollins Financial on 4/1/21. ▪ Revenues: $ 425.4 million, +35.8% year - over - year growth ▪ Organic revenue growth rate: (1) + 28.8% year - over - year growth ▪ Revenue attributable to new partner firm closings: $7.1 million* * Relates to the closing of Prairie Capital Management and Rollins Financial on 4/1/21. ▪ GAAP Net Income: $5.2 million, compared to net income of $3.3 million in Q2 2020 ▪ GAAP basic and diluted net income per share attributable to common shareholders: $0.04 and $0.04 ▪ Adjusted Net Income Excluding Tax Adjustments: (2) $67.8 million, +50.3% year - over - year growth ▪ Tax Adjustments: (5) $11.0 million, +20.3% year - over - year growth ▪ Adjusted Net Income Excluding Tax Adjustments Per Share: (2) $0.84, +42.4% year - over - year growth ▪ Tax Adjustments Per Share: (2) $0.14, +16.7% year - over - year Adjusted EBITDA Q2 2021 Financial Snapshot Revenues Net Income and Per Share Amounts 1. Organic revenue growth represents the period - over - period growth in revenues related to partner firms, including growth related t o acquisitions of wealth management practices and customer relationships by our partner firms, including Connectus , and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of o per ations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a ‘‘same store’’ basis exclusive of th e effect of the partial period results of partner firms that are acquired during the comparable periods. 2. Non - GAAP financial measure. See Appendix for reconciliations. 3. Calculated as Adjusted EBITDA divided by revenues. 4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EB PC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our collective preferred posit ion in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future periods for var iou s business or contractual matters. 5. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for t ax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where the Company received a step - up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15 - year period. Due to the Company’s acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplem ent al economic benefit. The tax benefit from amortization is identified to show the full economic benefit of deductions for acquired intangible assets with the step - up in tax basis. 6. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amount s o utstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) min us unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility). 11 Net Leverage & Cash Flow ▪ Net Leverage Ratio: (6) 3 .54x ▪ Net cash provided by operating activities: $298.9 million (LTM Q2 2021), +46.6% year - over - year ▪ Cash Flow Available for Capital Allocation: (2) $ 266.0 million (LTM Q2 2021), +38.2% year - over - year ▪ Unamortized Gross Tax Shield at June 30, 2021 of $1.8+ billion ▪ Tax receivable agreement payments: $0.3 million

$405.0m , 95.2% $20.4m , 4.8% Wealth Management Fees Other ▪ Holistic wealth management fees tied to team - based service model ▪ Not a commission or interest revenue based model We Have Multiple Sources of Revenue Diversification $330.4m , 77.7% $95.0m , 22.3% Revenues Correlated to Markets Correlated to Markets Not Correlated to Markets ▪ Advance billing structure used by majority of partner firms gives visibility into subsequent quarter ▪ High diversification of billing practices across 74 partner firms is an embedded revenue hedge ▪ Non - correlated revenues typically include fixed fees for investment advice, tax fees and family office type services ▪ Diversification reduces market risk to revenue stream ▪ International sources provide some revenue diversification ▪ 7 partner firms across Australia, Canada, and the UK, together with partner firm Connectus , are platforms for growth $399.2m , 93.8% $26.2m , 6.2% Domestic International Q2 2021 Revenues by Source Q2 2021 Revenues by Region Q2 2021 Revenues Correlated to Markets 12 $220.6m , 66.8% $109.8m , 33.2% Billing Structure of Market - Correlated Revenues Advance Arrears

Strong Business Growth and Financial Results, Reinforced by Robust M&A Activity 13 Q2 2021 results demonstrated strong year - over - year growth and business performance ▪ Revenues were $425.4 million, above the top end of our $405 to $415 million Q2 outlook. ▪ Adjusted EBITDA margin (1) was 25.3%, in line with our Q2 outlook of ~25.5%. ▪ Net Leverage Ratio (2) was 3.54x as of June 30, 2021, at the low end of our Q2 outlook of 3.5x to 3.75x. ▪ Cash Flow Available for Capital Allocation (3) was $266.0 million (LTM Q2 2021), up 38.2% year - over - year. Our year - to - date M&A momentum has been strong and is accelerating ▪ Record pipeline that is accelerating in 2H21 as our value proposition continues to resonate in the market. ▪ As of August 1, 2021: ▪ Closed: 14 transactions, including 5 new partner firms and 9 mergers, including 3 for Connectus ▪ Signed and pending close: 3 transactions, one new partner firm and 2 mergers, including one for Connectus ▪ Established Connectus’ Canadian presence through recent announcement of Gavin, the 8 th transaction for Connectus since its international expansion began in Q4 2020. We raised $800 million under our Term Loan to pre - fund our record M&A pipeline ▪ Launched a new 7 - year $800 million term loan tranche, inclusive of a $150 million six - month delayed draw feature. ▪ Closed on July 1 st , 2021 in a heavily oversubscribed transaction with a substantial increase in new lenders. ▪ Proceeds are expected to be used to fund acquisitions over the next few quarters. ▪ We reaffirmed our 3.5x to 4.5x Net Leverage Ratio (2) target. 1. Calculated as Adjusted EBITDA divided by revenues. 2. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amount s o utstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpai d d rawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility). 3. Non - GAAP financial measure. See appendix for reconciliations.

Closed August 1, 2021 ~$ 4.3 Billion in Client Assets Fiduciary Wealth Manager Seattle, WA New Partner Firms Further Diversify Our Portfolio (1) 14 » UHNW/HNW client base » Unique access to differentiated alternative investments » Distinguished management team and nationwide clientele » Clear strategy to capture share in the Midwest » HNW client base » Energetic management team with strong growth mindset » Family office for HNW individuals » Clear strategy to capture share in Florida » HNW client base » Strong track record of growth » Comprehensive wealth planning offering » Clear strategy to capture share in the Southeast » UHNW/HNW client base » One of the premiere RIAs in the Pacific Northwest » Long history and well - established business » Multigenerational management team Closed April 1, 2021 ~$4.7 Billion in Client Assets Fiduciary Wealth Manager Kansas City, MO Closed July 1, 2021 ~$ 0.7 Billion in Client Assets Fiduciary Wealth Manager St. Petersburg, FL Closed April 1, 2021 ~$ 1.0 Billion in Client Assets Fiduciary Wealth Manager Atlanta , GA 1. We have over 70 partner firms located across the United States as well as the United Kingdom, Canada and Australia. This data ma y not be representative of our other partner firms and is not necessarily indicative of these firms’ future performance. 2. Historical and estimated data based on the unaudited pre - acquisition financial statements of the acquired companies prepared by the acquired companies prior to Focus acquisition. Such financial statements may not have been prepared in accordance with GAAP or pursuant to the rules and regulations of the SEC and may not be comparable to the presentation of such data after being acquired by Focus. 3. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EB PC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal t o o ur collective preferred position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Ta rget Earnings. Base Earnings may change in future periods for various business or contractual matters. Prairie Capital Management Rollins Financial ARS Wealth Advisors Estimated Annual Revenues: > $60 million (1)(2) Annual Acquired Base Earnings: $23.6 million (3) Average ‘18 - ’20 Revenue CAGR: 9% , despite the 2020 Covid related market headwinds (1)(2) Badgley Phelps Wealth Managers Sonora Investment Management Estimated late Q3 close ~$ 1.3 Billion in Client Assets Fiduciary Wealth Manager Phoenix, AZ » HNW client base » Customized portfolio construction specialist » Expertise in active fixed income and equity management » Founder led with 30 - year presence in the Southwest

Record Pipeline and Accelerating M&A Momentum into 2H 2021 15 * Signed and pending deal. 7 6 10 8 6 7 6 14 12 15 17 28 18 11 21 18 25 25 34 25 17 2015 2016 2017 2018 2019 2020 2021 YTD New Partner Firms Mergers Type Acquiring Partner Firm Closing Date Primary Office Location 1. ARS Wealth Advisors 7/1/2021 St. Petersburg, FL 2. Badgley Phelps Wealth Managers 8/1/2021 Seattle, WA 3. Sonora Investment Management * Phoenix, AZ 1. Carolina Capital Consulting Buckingham Strategic Wealth 7/1/2021 Charlotte, NC 2. Integer Wealth Advisors Group JFS Wealth Advisors 7/1/2021 Philadelphia, PA 3. George Ferizis Group Connectus 7/1/2021 Sydney, Australia 4. Pitt Escala Partners 7/12/2021 Melbourne, Australia 5. New Providence Asset Management The Colony Group 8/1/2021 New York, NY 6. Collins Investment Group XML Financial Group * Bethesda, MD 7. Gavin Group Connectus * Toronto, Canada 1. Prairie Capital Management 4/1/2021 Kansas City, MO 2. Rollins Financial 4/1/2021 Atlanta, GA 1. Matheys Lane Capital Management SCS Financial 4/1/2021 Providence, RI 2. Investment Counsel LaFleur & Godfrey 5/1/2021 Petoskey, MI 3. Aspiri Financial Services Connectus 5/1/2021 Brisbane, Australia Partner Firm Acquisitions 1. Hill Investment Group 3/1/2021 St. Louis, MO Mergers 1. Watterson Financial Planning Connectus 2/1/2021 Cheshire, UK Firm Name Q1 2021 Partner Firm Acquisitions Mergers Partner Firm Acquisitions Q2 2021 Mergers Q3 2021

Three Elements of Our M&A Approach That are Key to Our Success 16 Extensive network of long - standing relationships x ~ 1,000 firms in the U.S. that could become partner firms and ~ 5,000 firms that could become mergers x Significant number of relationships built over a long period of time x Established presence in key international markets, including Australia, Canada and the United Kingdom Consistent Acquisition Structure and Honed Due Diligence Process x Unique value proposition with interests of the entrepreneur at its core x Entrepreneurship + permanent capital + value - added services x Completed more than 225 transactions Broad Array of Value - Added Services That Continues to Evolve x Best practices build through oversight of over 75 partner firms x Scale provides unique insights, purchasing power and access x Profitability to continually evolve offering in the areas important to our partner firms

Our Business Model Has Multiple Elements Which Contribute to its Strength and Resiliency ~95%+ (1) of Revenues are Fee - Based and Recurring with No Interest Income Dependency Preference Creates Downside Earnings Protection 22.3% (1) of Revenues Not Correlated to the Markets Client Portfolios are Balanced and Allocated Across Asset Classes UHNW - HNW Client Base is Sticky ~70 Partner Firms Have Their Own Investment Philosophies Management Fees are Tied to Partner Firm Profitability Highly Variable and Cap - Ex Light Cost Structure 17 1. For Q2 2021.

We are Well Positioned for Strong Growth Over the Long Term Due t o Our… 18 Industry - Leading Scale Leading Partnership of 70+ Independent Fiduciary Firms 16 - Year Track Record High Growth, Resilient Business Model Strong Financial Fundamentals Ample Growth Capital 1 6 2 5 3 4

19 Third Quarter 2021 Outlook

▪ Net Leverage Ratio (6) ~3.5x - 3.75x ▪ Estimated cash earnout payments of ~$35 million in Q3 and ~$60 million in the second half of 2021 based on current market levels and acquisition activities ▪ Interest expense estimated to increase by ~$5.6 million sequentially from Q2 21 to Q3 21 due to the new July 2021 $650 million drawn and $150 million undrawn term loan tranche ▪ Estimated Adjusted EBITDA (2) margin (3) of approximately ~2 5% ▪ Estimated Adjusted EBITDA (2) attributable to new partner firms closing: ~$2 million** ▪ Estimated Acquired Base Earnings (4) : $13.3 million** ** Relates to closing of ARS Wealth Advisors on 7/1/21, Badgley Phelps on 8/1/21 and estimated closing of Sonora in late Q3. Aggregate full quarter Adjusted EBITDA contribution estimated to be ~$3.3 million. ▪ Estimated revenues of ~$ 440 to $ 450 million ▪ Estimated organic revenue growth of ~24 to 27% (1) ; ▪ Estimated revenue attributable to new partner firms closing: $5.8 million* * Relates to closing of ARS Wealth Advisors on 7/1/21, Badgley Phelps on 8/1/21 and estimated closing of Sonora in late Q3. Aggregate full quarter revenue contribution estimated to be ~$9 million. ▪ Next twelve months Tax Adjustments (5) of ~$44.2 million Q3 2021 Outlook 1. Organic revenue growth represents the period - over - period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by our partner firms, including Connectus , and partner firms that have merged, that for the entire periods presented, are included in our consolidated statements of o per ations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a ‘‘same store’’ basis exclusive of th e effect of the partial period results of partner firms that are acquired during the comparable periods. 2. Non - GAAP financial measure. The Company is not providing a quantitative reconciliation of its forward - looking estimate of Adjust ed EBITDA or Adjusted EBITDA margin to its most directly comparable GAAP financial measure because such GAAP measure, which is not included in the Company’s outlook, is difficult to reliably predict or estimate witho ut unreasonable effort due to its dependency on future uncertainties such as the items noted under the heading “Special Note Regarding Forward - Looking Statements.” In addition, we believe such a reconciliation could imply a deg ree of precision that might be confusing or misleading to investors. 3. Calculated as Adjusted EBITDA divided by revenues. 4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EB PC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our collective prefe rre d position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future pe riods for various business or contractual matters. 5. See note 5 on page 11 for additional information regarding Tax Adjustments. Based on a 27.0% tax rate. 6. Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility), and means the ratio of amoun ts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) min us unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility). 20 Revenues Adjusted EBITDA Tax Adjustments Net Leverage and Cash Flow

Leverage 21

Strong Credit and Liquidity Profile Creates an Important Margin of Safety Low debt cost ~2.4% weighted average interest rate on funded borrowings Limited duration risk ~3 years remaining to maturity for Term Loan (July 2024) ~2 years remaining to maturity for Revolver (July 2023) Interest rates Beneficiary of favorable rate environment 95%+ fee - based and recurring revenues, variable management fees and earnings preference protect cash flows Downside protection 22 Ample liquidity ~$0.6 billion undrawn revolver + ~$144 million cash As of June 30, 2021:

July 1, 2021 – Closed New $800 million 7 - Year Term Loan Tranche 23 ▪ We have financial flexibility to support further growth ▪ We closed a new $800 million 7 - year term loan tranche on July 1 st to pre - fund our record M&A pipeline ▪ We reaffirmed our 3.5x – 4.5x target Net Leverage Ratio (1) range First Lien Term Loan Tranche A First Lien Term Loan Tranche B Revolver Amount: $ 1 , 619 . 3 million $800 million ($650 million drawn 7/1 plus $150 million 6 month delayed draw) $0 million drawn ($650 million facility size) Maturity: July 2024 June 2028 July 2023 Margin: $769.3 million at L+200 bps / $850 million hedged at ~2.62% L+250 bps L+175 bps on drawn and 50 bps undrawn between 3.50x and 4.00x LIBOR Floor: 0.00% 0.50% 0.00% Amortization: 1.00% / $16.7 million per annum 1.00% / $8.0 million per annum when fully drawn n/a Covenant: 6.25x 1. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amount s o utstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unp aid drawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility). 2. Non - GAAP financial measure. See Appendix for reconciliations. $800 million new term loan tranche >$1.8 billion Fire Power $144 million in cash on the Q2 21 balance sheet $650 million unfunded revolver facility $266 million LTM Cash Flow Available for Capital Allocation (2)

Equity market decline (20)% (40)% Assumed Client Portfolio Allocation to Equities 50% 50% Decline in market-correlated revenues (1) (10)% (20)% ($ in millions) Reported Q2'21 Market-Correlated Revenues 330.4$ 297.4$ 264.3$ Q2'21 Non-Correlated Revenues 95.0$ 95.0$ 95.0$ Total Revenue - Q2 425.4$ 392.4$ 359.3$ Covenant EBITDA (2) - LTM 417.2$ 399.4$ 382.5$ Net Debt (3) 1,475.4$ 1,475.4$ 1,475.4$ Net Leverage Ratio (2) 3.54x 3.69x 3.86x Change from Q2 Reported 0.15x 0.32x Sensitivity Analysis (Illustrative Only) Earnings Preference Provides Strong Downside Earnings Protection 1. The analysis depicts the impact on our Net Leverage Ratio (as defined in the Credit Facility) resulting from a hypothetical c han ge in Q2 market correlated revenues only. All other revenues/expenses were kept constant except management fees, which are tied to the profitability of our partner firms. 2. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility), and means the ratio of amoun ts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) min us unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility), which in the above table is referred to as “Covenant EBITDA.” 3. Net Debt represents amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt ob lig ations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents. 4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EB PC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal to our collective prefe rre d position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earnings. Base Earnings may change in future pe riods for various business or contractual matters. ▪ Reflects one - quarter impact to revenues and Covenant EBITDA (1)(2) ▪ Assumes all other revenue sources and expenses remain unchanged except for management fees ▪ In the event of a multi - quarter downturn ▪ Partner firms would further reduce their cost structure ▪ M&A activity would moderate ▪ Cash flow would be available for debt r epayment ▪ Significant head room on covenant ▪ Q2 Covenant EBITDA - LTM (2) would need to drop to $263.1 million, or decline by 43.4%, to reach 6.25x net leverage ratio covenant 24 $12m $19m $35m $35m $38m $39m $39m $57m $58m $68m Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Cumulative Acquired Base Earnings (4) Q1 2019 to Q2 2021

Cash Flows 25

$203.9 $192.4 $298.9 $266.0 Net cash provided by operating activities Cash Flow Available for Capital Allocation Q2 2020 LTM Q2 2021 LTM Q3 2021 Supplemental Cash Flow Disclosures Sustained Strong Growth in Cash Flow As % of Adjusted EBITDA (1) 63% 70% Cash Flows ▪ Q3 2021 estimated cash earnouts of ~$35 million and ~$60 million in the second half of 2021 based on current market levels and acquisition activities (2) ▪ Tax Receivable Agreements (“TRA”) payments: ▪ No TRA payments expected in Q3 or the remainder of the year ▪ TRA liability will be paid out over 15+ years, subject to utilization of tax deductions ▪ Q3 2021 required term loan amortization of ~$5.8 million ($23.2 million per year) ▪ Based on the terms of the Credit Facility, no excess cash flow payments required in 2021 ($ in millions) 1. Non - GAAP financial measure. See Appendix for reconciliations. 2. Based on certain assumptions that could change materially. 26 Q3 2021 Capital Allocation Priorities ▪ Strategic M&A to continue capitalizing on industry consolidation ▪ Fund earnout payments +47% (1) + 38%

Over $1.8 Billion Tax Shield Created by Tax Efficient Transaction Structure 27 $82 $161 $156 $1,421 2H2021 2022 2023 2024 & Thereafter Gross Unamortized Intangible Tax Asset Shield (1) ($ in millions) 1. As of June 30, 2021. Assumes sufficient future taxable income. 2. 15 year life required under Internal Revenue Code Section 197. ▪ Focus generally acquires intangible assets ▪ Wealth management firms typically have limited tangible assets ▪ Focus purchases customer lists + management contracts + goodwill ▪ Consideration is typically paid in cash ▪ Each incremental M&A transaction creates an additional tax shield which generates substantial value for shareholders and enhances our cash flows ▪ Each tax shield is amortized over 15 years (2) ▪ As of June 30, 2021, $1.8+bn estimated gross tax shield to be utilized over next 14+ years, resulting in ~$500m benefit based on 27% income tax rate ▪ Example: Purchase Price $15 million Tax Shield Created $15 million (assumes no tangible assets) $1 million annually (for 15 years) Annual Tax Deduction $270,000 annually (for 15 years) Annual Benefit for Shareholders

Appendix 28

Net Income (Loss) to Adjusted EBITDA Reconciliation 1. Represents one - time expenses primarily related to an acquisition and our IPO and Reorganization Transactions. Refer to our 10 - Q and 10 - K filings for additional details. 29 ($ in thousands) 2015 2016 2017 2018 2019 2020 June 30, 2020 June 30, 2021 June 30, 2020 June 30, 2021 Net income (loss) 9,321$ 15,722$ (48,359)$ (41,087)$ (12,025)$ 48,965$ 3,328$ 5,174$ 37,347$ 7,656$ Interest income (90) (88) (222) (1,266) (1,164) (453) (66) (57) (351) (104) Interest expense 9,977 21,327 41,861 56,448 58,291 41,658 10,057 10,829 23,643 21,350 Income tax expense (benefit) 649 981 (1,501) 9,450 7,049 20,660 37 2,174 12,107 3,360 Amortization of debt financing costs 1,770 2,482 4,084 3,498 3,452 2,909 709 902 1,491 1,754 Intangible amortization 35,421 50,942 64,367 90,381 130,718 147,783 36,012 44,003 71,735 86,986 Depreciation and other amortization 5,327 5,680 6,686 8,370 10,675 12,451 3,029 3,606 6,011 7,213 Non-cash equity compensation expense 13,537 8,520 34,879 44,468 18,329 22,285 5,248 6,275 10,282 18,631 Non-cash changes in fair value of estimated contingent consideration (160) (1,143) 22,294 6,638 38,797 19,197 16,472 34,062 (14,901) 59,998 Gain on sale of investment — — — (5,509) — — — — — — Loss on extinguishment of borrowings — — 8,106 21,071 — 6,094 — — 6,094 — Other expense (income), net (310) (1,385) 3,191 2,350 1,049 214 (70) 534 (682) 531 Impairment of equity method investment — — — — 11,749 — — — — — Management contract buyout — — — — 1,428 — — — — — Delayed offering cost expense — — 9,840 — — — — — — — Secondary offering expenses — — — — — — — 287 — 1,409 Other one-time transaction expenses (1) — — — 8,590 1,486 — — — — — Adjusted EBITDA 75,442$ 103,038$ 145,226$ 203,402$ 269,834$ 321,763$ 74,756$ 107,789$ 152,776$ 208,784$ Three months ended Six months ended

Net Income (Loss) to Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share Reconciliation * Refer to the following pages for footnotes 30 2015 2016 2017 2018 2019 2020 June 30, 2020 June 30, 2021 June 30, 2020 June 30, 2021 ($ in thousands, except share and per share data) Net income (loss) 9,321$ 15,722$ (48,359)$ (41,087)$ (12,025)$ 48,965$ 3,328$ 5,174$ 37,347$ 7,656$ Income tax expense (benefit) 649 981 (1,501) 9,450 7,049 20,660 37 2,174 12,107 3,360 Amortization of debt financing costs 1,770 2,482 4,084 3,498 3,452 2,909 709 902 1,491 1,754 Intangible amortization 35,421 50,942 64,367 90,381 130,718 147,783 36,012 44,003 71,735 86,986 Non-cash equity compensation expense 13,537 8,520 34,879 44,468 18,329 22,285 5,248 6,275 10,282 18,631 Non-cash changes in fair value of estimated contingent consideration (160) (1,143) 22,294 6,638 38,797 19,197 16,472 34,062 (14,901) 59,998 Gain on sale of investment — — — (5,509) — — — — — — Loss on extinguishment of borrowings — — 8,106 21,071 — 6,094 — — 6,094 — Impairment of equity method investment — — — — 11,749 — — — — — Delayed offering cost expense — — 9,840 — — — — — — — Management contract buyout — — — — 1,428 — — — — — Secondary offering expenses — — — — — — — 287 — 1,409 Other one-time transaction expenses (1) — — 2,843 11,529 1,486 — — — — — Subtotal 60,538 77,504 96,553 140,439 200,983 267,893 61,806 92,877 124,155 179,794 Pro forma income tax (27%) (2) (16,345) (20,926) (26,069) (37,919) (54,265) (72,331) (16,688) (25,077) (33,522) (48,545) Adjusted Net Income Excluding Tax Adjustments 44,193$ 56,578$ 70,484$ 102,520$ 146,718$ 195,562$ 45,118$ 67,800$ 90,633$ 131,249$ Tax Adjustments (3) 8,080$ 11,991$ 16,217$ 22,828$ 31,860$ 37,254$ 9,175$ 11,038$ 18,110$ 21,530$ Adjusted Net Income Excluding Tax Adjustments Per Share 0.62$ 0.78$ 0.98$ 1.42$ 1.96$ 2.46$ 0.59$ 0.84$ 1.19$ 1.62$ Tax Adjustments Per Share (3) 0.11$ 0.17$ 0.23$ 0.32$ 0.42$ 0.47$ 0.12$ 0.14$ 0.24$ 0.27$ Adjusted Shares Outstanding (4) 71,843,916 71,843,916 71,843,916 71,960,540 75,039,357 79,397,568 76,239,848 81,076,423 76,256,932 81,020,580 Calculation of Adjusted Shares Outstanding: Weighted average shares of Class A common stock outstanding—basic (5) — — — 43,122,782 46,792,389 48,678,584 47,847,756 55,710,666 47,642,156 53,965,045 Adjustments: — — Shares of Class A common stock issued in connection with the IPO and Reorganization Transactions (6) 42,529,651 42,529,651 42,529,651 — — — — — — — Weighted average incremental shares of Class A common stock related to stock options, unvested Class A common stock and restricted stock units (7) — — — 102,549 20,428 118,029 13,184 452,156 8,901 453,475 Weighted average Focus LLC common units outstanding (8) 22,499,665 22,499,665 22,499,665 22,630,668 22,424,378 21,461,080 21,672,585 16,537,585 21,846,354 18,121,604 Weighted average Focus LLC restricted common units outstanding (9) — — — — — 5,005 — 71,374 — 71,374 Weighted average common unit equivalent of Focus LLC incentive units outstanding (10) 6,814,600 6,814,600 6,814,600 6,104,541 5,802,162 9,134,870 6,706,323 8,304,642 6,759,521 8,409,082 Adjusted Shares Outstanding 71,843,916 71,843,916 71,843,916 71,960,540 75,039,357 79,397,568 76,239,848 81,076,423 76,256,932 81,020,580 Three months ended Six months ended

* These footnotes refer to the tables on the previous pages. 1. In 2017, related to insurance fees associated with the investment by our private equity investors. In 2018 and 2019, represen ts one - time expenses primarily related to an acquisition and our IPO and Reorganization Transactions. Refer to our 10 - Q and 10 - K filings for additional details. 2. The pro forma income tax rate of 27% reflects the estimated U.S. Federal, state, local and foreign income tax rates applicabl e t o corporations in the jurisdictions we conduct business. 3. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for t ax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where we received a step - up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15 - year period. Due to our acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is included to show the full economic benefit of deductions for acquired intangible assets with the step - up in tax basis. As of Jun e 30, 2021, estimated Tax Adjustments from intangible asset related income tax benefits from closed acquisitions based on a pro forma 27% income tax rate for the next 12 months is $44.2 million. 4. For periods ended prior to the closing of the IPO and the consummation of the Reorganization Transactions on July 30, 2018, the Adjusted Shares Outstanding are deemed to be outstanding for comparative purposes only. 5. Represents our GAAP weighted average Class A common stock outstanding – basic. 6. The issuance of Class A common stock that occurred upon closing of the IPO and the consummation of the Reorganization Transactions on July 30, 2018 is assumed to have occurred as of January 1, 2015 for comparative purposes. 7. Represents the incremental shares related to stock options, unvested Class A common stock and restricted stock units as calculated under the treasury stock method. 8. Assumes that 100% of the Focus LLC common units were exchanged for Class A common stock. 9. Assumes that 100% of the Focus LLC restricted common units were exchanged for Class A common stock. 10. Assumes that 100% of the vested and unvested Focus LLC incentive units were converted into Focus LLC common units based on the closing price of our Class A common stock at the end of the respective period and such Focus LLC common units were exchanged for Class A common stock. For the periods ending prior to July 30, 2018, the conversion to Focus LLC common units was based on the $33.00 IPO price. 31 Net Income (Loss) to Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share Reconciliation

Reconciliation of Cash Flow Available for Capital Allocation 32 1. A portion of contingent consideration paid is classified as operating cash outflows in accordance with GAAP, and therefore is a reconciling item to arrive at Cash Flow Available for Capital Allocation. 2. Cash Flow Available for Capital Allocation excludes all contingent consideration that was included in either operating, inves tin g or financing activities of our consolidated statements of cash flows. 3. Net cash provided by operating activities for the three months ended March 31, 2020 and 2021, respectively, include cash outf low s related to due to affiliates (i.e. management fees). A portion of management fees were paid in Q1 post the issuance of the respective annual audit include d i n our Form 10 - K. ($ in thousands) Sept. 30, 2019 Dec. 31, 2019 March 31, 2020 (3) June 30, 2020 Sept. 30, 2020 Dec. 31, 2020 Mar. 31, 2021 (3) June 30, 2021 June 30, 2020 June 30, 2021 Net cash provided by operating activities 74,702$ 64,854$ 3,382$ 60,996$ 74,089$ 72,894$ 34,128$ 117,832$ 203,934$ 298,943$ Purchase of fixed assets (10,698) (4,714) (3,188) (2,759) (6,744) (6,658) (2,835) (1,483) (21,359) (17,720) Distributions for unitholders (3,491) (5,416) (4,567) (3,076) (8,122) (6,692) (9,055) (10,053) (16,550) (33,922) Payments under tax receivable agreements — — — — — — (4,112) (311) — (4,423) Adjusted Free Cash Flow 60,513$ 54,724$ (4,373)$ 55,161$ 59,223$ 59,544$ 18,126$ 105,985$ 166,025$ 242,878$ Portion of contingent consideration paid included in operating activities (1) 825 815 8,344 16,369 3,806 2,394 5,276 11,605 26,353 23,081 Cash Flow Available for Capital Allocation (2) 61,338$ 55,539$ 3,971$ 71,530$ 63,029$ 61,938$ 23,402$ 117,590$ 192,378$ 265,959$ Trailing 4-Quarters endedThree months ended